UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2004

Commission file number 0-7843

4Kids Entertainment, Inc. (Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	13-2691380 (I.R.S. Employer Identification No.)

1414 Avenue of the Americas New York, New York 10019 (212) 758-7666 (Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (c) Exhibits

            Exhibit                                                                       Description

99.1                                         Press release issued by 4Kids Entertainment, Inc. dated May 10, 2004

Item 12.  Results of Operations and Financial Condition

On May 10, 2004, 4Kids Entertainment, Inc. issued a press release announcing financial results for the first quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

This information is furnished pursuant to Item 12 of Form 8-K and such information, including the press release, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 2004

4 KIDS ENTERTAINMENT, INC. BY: /s/ Joseph P. Garrity Joseph P. Garrity Executive Vice President, Chief Financial Officer